EXHIBIT 99.1
FIRST LETTER AMENDMENT
Dated as of June 16, 2006
Deutsche Bank Trust Company Americas,
     as Administrative Agent under the
     Credit Agreement referred to below
60 Wall Street
New York, New York 10005
          Re:    Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
          Reference is made to the Amended and Restated Credit Agreement dated as of April 14, 2006 (the “Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
     1. Amendments to Credit Agreement. (a) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated to read as follows:
     “Acquisition” means (a) the acquisition of all or substantially all of the assets of another Person or of a business or division of another Person, (b) the acquisition of all or substantially all of the Equity Interests of a Person unaffiliated with the Borrower and its Subsidiaries, (c) the establishment of a joint venture with another Person unaffiliated with the Borrower and its Subsidiaries or (d) the merger, consolidation or amalgamation with one or more other Persons.
     “Consolidated Fixed Charges” means, for any date of determination, for the Measurement Period most recently ended, the sum (without duplication) of (a) Consolidated Interest Expense (net of Consolidated Interest Income) for such Measurement Period, (b) cash income taxes paid by the Borrower or any of its Restricted Subsidiaries on a Consolidated basis in respect of such Measurement Period, (c) scheduled principal payments made during such Measurement Period on account of principal of Debt of the Borrower or any of its Restricted Subsidiaries (including Capitalized Lease payments), (d) the aggregate amount actually paid by the Borrower and its Restricted Subsidiaries in cash during such Measurement Period on account of Capital Expenditures and (e) Earnouts and other cash dividends paid or distributed by the Borrower during such Measurement Period.
     “Debt/EBITDA Ratio” means, at any date of determination, the ratio of (a)(i) Consolidated total Debt for Borrowed Money of the Borrower and its Restricted Subsidiaries at such date, less (ii) all cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries at such date to the extent the same exceed the aggregate amount, if any, required to satisfy on such date the minimum Liquidity financial covenant set forth in Section 5.04(f), to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the most recently completed Measurement Period.

     “Interest Coverage Ratio” means, for any date of determination, for the Measurement Period most recently ended, the ratio of (a) Consolidated EBITDA to (b)(i) Consolidated Interest Expense less (ii) Consolidated Interest Income, for such Measurement Period.
     (b) The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in proper alphabetical order:
     “Consolidated Interest Income” means, for any date of determination, for the Measurement Period most recently ended, the sum of all cash interest income of the Borrower and its Restricted Subsidiaries for such Measurement Period.
     “Consolidated Net Worth” means, for any date of determination, the Consolidated net worth on such date of the Borrower and its Restricted Subsidiaries determined in accordance with GAAP.
     “Delayed Draw Term Advance” has the meaning specified in Section 2.01(a).
     “First Amendment Effective Date” means June 16, 2006.
     “Initial Term Advance” has the meaning specified in Section 2.01(a).
     “Limited Joint Venture” means any joint venture (a) in which the Borrower or any of its Subsidiaries holds any Equity Interest, (b) that is not a Subsidiary of the Borrower or any of its Subsidiaries and (c) the accounts of which would not appear on the Consolidated financial statements of the Borrower.
     “Liquidity” means, at any date of determination, an amount equal to the same of (a) the aggregate Unused Revolving Credit Commitments at such time with respect to which all conditions precedent set forth in Section 3.02 remain satisfied other than delivery of the officer’s certificate referred to therein, and (b) cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on hand at such time.
     “New Hire Bonuses” has the meaning specified in Section 5.02(r).
     “Revolver Usage” means, with respect to any Revolving Credit Lender at any time, without duplication, the sum of (a) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time plus (b) such Lender’s Pro Rata Share of (i) the aggregate Available Amount of all Letters of Credit outstanding at such time, (ii) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time and (iii) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.03(b) and outstanding at such time.
     “Special Term Loan Repayment” has the meaning set forth in Section 2.01(a).
     “Unused Term Commitment” means, with respect to any Term Lender at any time, (a) such Lender’s Term Commitment at such time minus (b) the sum of the aggregate principal amount of all Term Advances made by such Lender (in its capacity as a Lender) on or prior to such date, whether or not then outstanding (exclusive, however, of any Term Advance repaid on the First Amendment Effective Date pursuant to the Special Term Loan Repayment).
     (c) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph:
     “Notwithstanding the foregoing, the Applicable Margin shall be at Pricing Level I from the First Amendment Effective Date through March 31, 2007.”
     (d) The definition of “Capital Expenditures” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:
     “Further, tenant improvement costs and expenses that would otherwise qualify as Capital Expenditures shall be excluded from the definition thereof to the extent such costs and expenses are reimbursable by the landlord.”
     (e) The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting in clause (a)(ii) thereof, immediately after the words “the Administrative Agent shall have” the words “approved such Acquisition in writing prior to the consummation thereof and”.
     (f) Section 2.01(a) of the Credit Agreement is hereby amended and restated to read as follows:
     “(a) The Term Advances. Pursuant to the terms of the Existing Agreement, the Term Lenders made a single advance (the “Initial Term Advance”) to the Borrower on the Effective Date (as defined in the Existing Agreement) in an amount equal to the Term Lenders’ Term Commitments at such time. On the First Amendment Effective Date, the Borrower repaid Term Advances in an aggregate principal amount of $40,000,000 (the “Special Term Loan Repayment”) with the proceeds of Revolving Credit Advances made on such date. The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to make advances (each such advance, a “Delayed Draw Term Advance”, and together with the Initial Term Advance, a “Term Advance”) to the Borrower from time to time on any Business Day during the period from the First Amendment Effective Date until the Termination Date in respect of the Term Facility in an amount for each such Advance not to exceed such Lender’s Unused Term Commitment at such time. Each Term Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Term Advances made simultaneously by the Term Lenders ratably according to their Term Commitments. After the First Amendment Effective Date, amounts borrowed under this Section 2.01(a) (or the corresponding section of the Existing Agreement) and repaid or prepaid may not be reborrowed.”
     (g) Section 2.02(b)(v) is hereby amended by (i) deleting the two references therein to “Revolving Credit Advances” and substituting therefor references to “Advances”, and (ii) deleting the two references therein to “Revolving Credit Lender’s” and substituting therefor references to “Lender’s”.
     (h) Section 2.08(a) of the Credit Agreement is hereby amended and restated to read as follows:

     “(a) Unused Commitment Fees. The Borrower shall pay to the Administrative Agent for the account of the Lenders the following unused commitment fees, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, in each case until the Termination Date, payable in arrears quarterly on the last day of each March, June, September and December, commencing June 30, 2006, and on the Termination Date in respect of the applicable Facility:
     (i) (A) for each such quarter during which the average daily Revolver Usage of all Revolving Credit Lenders is greater than or equal to $30,000,000, an unused revolving commitment fee at the rate of 0.25% per annum on the sum of the average daily Unused Revolving Credit Commitment of each Appropriate Lender plus such Appropriate Lender’s Pro Rata Share of the average daily outstanding Swing Line Advances during such quarter, and (B) for each such quarter during which the average daily Revolver Usage of all Revolving Credit Lenders is less than $30,000,000, an unused revolving commitment fee at the rate of 0.50% per annum on the sum of the average daily Unused Revolving Credit Commitment of each Appropriate Lender plus such Appropriate Lender’s Pro Rata Share of the average daily outstanding Swing Line Advances during such quarter;
     (ii) a term commitment fee at the rate of 0.50% per annum on the sum of the average daily Unused Term Commitment of each Appropriate Lender during such quarter;
     provided, however, that any revolving unused commitment fee or term unused commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such unused commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no unused commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.”
     (i) Section 2.14 of the Credit Agreement is hereby amended and restated to read as follows:
     “SECTION 2.14 Use of Proceeds. The proceeds of the Initial Term Advance were used by the Borrower solely (i) to refinance certain Existing Debt, (ii) to finance, from and after the date hereof, the repurchase or exchange by the Borrower of Equity Interests and related payments permitted pursuant to Section 5.02(g)(iv), (iii) to pay transaction fees and expenses and (iv) for other general corporate purposes. The proceeds of all Delayed Draw Term Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely for the purpose of financing Permitted Acquisitions by the Borrower or its Restricted Subsidiaries. The proceeds of the Revolving Credit Advances and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely (v) to fund the Special Term Loan Repayment, (w) to provide working capital for the Borrower and its Restricted Subsidiaries, (x) to finance acquisitions by the Borrower or its Restricted Subsidiaries, (y) to finance, from and after the date hereof, the repurchase or exchange by the Borrower of Equity Interests and related payments permitted pursuant to Section 5.02(g)(iv) and (z) for other general corporate purposes.”
     (j) Section 5.02(f)(ix) of the Credit Agreement is hereby amended and restated to read as follows:
     “(ix) Investments in Permitted Acquisitions, provided that Acquisitions qualifying under clause (c) of the definition thereof and constituting Limited Joint Ventures shall not exceed $5,000,000 in the aggregate.”
     (k) Section 5.02(f)(xi) of the Credit Agreement is hereby amended by striking the word “and” at the end thereof. Section 5.02(f)(xii) of the Credit Agreement is hereby amended by replacing “.” at the end thereof with “; and”. The following new Section 5.02(f)(xiii) is hereby inserted after Section 5.02(f)(xii):
     “(xiii) Investments by the Borrower and its Restricted Subsidiaries in warrants (trading under the ticker symbol GAV.WS) representing rights to purchase shares of common stock of GERA in an aggregate amount not to exceed $3,500,000.”
     (l) Section 5.02(o) of the Credit Agreement is hereby amended and restated to read as follows:
     “(o) [Intentionally omitted.]”
     (m) The following new Section 5.02(r) is hereby inserted into the Credit Agreement immediately following Section 5.02(q):
     “(r) Maximum New Hire Bonuses. Make aggregate cash payments in any Measurement Period of the Borrower in connection with the hiring or engagement of officers, employees or representatives of the Borrower (“New Hire Bonuses”) in excess of the amount set forth below for such Measurement Period unless any payments in excess of such amount in any Measurement Period is approved in writing by the Administrative Agent in advance of such payment:

Maximum Amount of
Measurement Period Ending	New Hire Bonuses

June 30, 2006	$6,500,000

September 30, 2006	$15,000,000

December 31, 2006	$20,000,000

March 31, 2007	$20,000,000

June 30, 2007	$20,000,000

September 30, 2007	$15,000,000

December 31, 2007 and thereafter	$7,500,000
     (n) Section 5.04 of the Credit Agreement is hereby amended and restated to read as follows:

     “SECTION 5.04 Financial Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:
     (a) Debt/EBITDA Ratio. Maintain at all times a Debt/EBITDA Ratio of not more than the amount set forth below for each Measurement Period set forth below:

Quarter Ending	Ratio

June 30, 2006	3.50:1.00

September 30, 2006	3.50:1.00

December 31, 2006	3.50:1.00

March 31, 2007	3.00:1.00

June 30, 2007	3.00:1.00

September 30, 2007	3.00:1.00

December 31, 2007	3.00:1.00

March 31, 2008 and thereafter	2.50:1.00
     (b) Interest Coverage Ratio. Maintain at all times an Interest Coverage Ratio of not less than the amount set forth below for each Measurement Period set forth below:

Quarter Ending	Ratio

June 30, 2006	3.50:1.00

September 30, 2006	3.50:1.00

December 31, 2006	3.50:1.00

March 31, 2007	3.75:1.00

June 30, 2007	3.75:1.00

September 30, 2007	3.75:1.00

December 31, 2007	3.75:1.00

March 31, 2008 and thereafter	4.00:1.00
     (c) EBITDA. Maintain at all times EBITDA of the Borrower and its Restricted Subsidiaries of not less than the amount set forth below for each Measurement Period set forth below:

Quarter Ending	EBITDA

June 30, 2006	$8,500,000

September 30, 2006	$8,500,000

December 31, 2006	$10,000,000

March 31, 2007	$15,000,000

June 30, 2007	$17,500,000

September 30, 2007	$17,500,000

December 31, 2007	$19,000,000

March 31, 2008	$19,000,000

June 30, 2008	$19,000,000

September 30, 2008	$19,000,000

December 31, 2008 and thereafter	$22,000,000
     (d) Fixed Charge Coverage Ratio. Maintain at all times a Consolidated Fixed Charge Coverage Ratio of not less than the ratio set forth below for each Measurement Period set forth below:

Quarter Ending	Ratio

June 30, 2006	1.25:1.00

September 30, 2006	1.00:1.00

December 31, 2006	1.00:1.00

March 31, 2007 and thereafter	1.25:1.00
     (e) Minimum Net Worth. Commencing with the Measurement Period ending March 31, 2007, maintain at all times a Consolidated Net Worth of not less than the sum of $10,000,000 plus 50% of the sum of (i) the net proceeds of all issuances of Equity Interests in the Borrower or any of its Restricted Subsidiaries issued following the First Amendment Effective Date, and (ii) all Consolidated Net Income generated from and after July 1, 2006.
     (f) Minimum Liquidity. Maintain at all times Liquidity of at least $5,000,000.”
     2. Effectiveness of Amendment. This First Letter Amendment (this “Amendment”) shall become effective as of the date first above written solely when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment.
     3. Ratification. The Credit Agreement, as amended hereby, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

(Signatures continued on next page)

Agreed as of the date first above written:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and a Lender

By	/s/ James Rolison
	Name:	James Rolison
	Title:	Director

By	/s/ Linda Wang
	Name:	Linda Wang
	Title:	Vice President

(Signatures continued on next page)

CONSENT
Dated as of June 16, 2006
     Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VIII of the Amended and Restated Credit Agreement dated as of April 14, 2006, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing First Letter Amendment, hereby consents to such First Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such First Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS OF ARIZONA, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS ASSET SERVICES COMPANY
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS OF MICHIGAN, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS MORTGAGE GROUP, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS OF NEVADA, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS NEW YORK, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS SOUTHEAST PARTNERS, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

HSM INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

WM. A. WHITE/GRUBB & ELLIS INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

LANDAUER SECURITIES, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer

GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By	/s/ Shelby E. Sherard
	Name:	Shelby E. Sherard
	Title:	Chief Financial Officer